UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                  June 1, 2004
                        (Date of earliest event reported)

                           VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                      63-1097283
     (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                       Identification No.)

           3760 River Run Drive                                  35243
            Birmingham, Alabama                                (Zip Code)
(Address of principal executive offices)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)
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Item 9. Regulation FD Disclosure

On June 1, 2004 the Registrant issued a press release announcing that Tambra L.G. Bailie has been elected Chairman of the Board of Directors and that Kevin
J. Tierney has been elected to the Board of Directors. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of June 1, 2004.

VESTA INSURANCE GROUP, INC.

By:   /s/ Donald W. Thornton
      -------------------------------------
Its:  Senior Vice President --
      General Counsel and Secretary